Christopher L. Mapes Chairman, President & CEO Vincent K. Petrella Executive Vice President & CFO Proposed Acquisition of Air Liquide Welding April 28, 2017 Exhibit 99.1 The Welding Experts ®

Forward-Looking Statements:
Statements made during this presentation which are not historical facts may be considered forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied. Forward-looking statements generally can be identified by the use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,”
“forecast,” “guidance” or words of similar meaning. These risks include our ability to successfully complete the Air Liquide Welding acquisition, including the receipt of required regulatory approvals and the satisfaction or waiver of other closing conditions; our ability to successfully integrate Air Liquide Welding; our ability to achieve the expected growth and efficiencies from the Air Liquide Welding acquisition, accretion and generate generally attractive return on capital, within the expected time frame or at all.
Safe Harbor

Snapshot of Air Liquide Welding
•
Acquisition includes the Air Liquide
Welding European and
Canadian welding and gas valve businesses
•
Approximately 2,000 employees, primarily across six
European countries and Canada
•
13 manufacturing facilities
•
Over 15,000 customers worldwide
•
Strong, complementary positions in key markets, including
France, Germany, Italy and Canada
Air Liquide
Welding (ALW), an Air Liquide
subsidiary, is an established leader
in welding and cutting solutions in Europe with premier global brands and strong customer relationships
Product Mix
Business Mix
Europe
82%
Europe Exports &
North America
18%
€367M
(USD$405M)
3
2
1
1
1
2
FY2016 Net Sales and business mix
U.S. dollar-denominated net sales reflects an average 2016 Euro:USD exchange rate
Consumables
(filler metals)
62%
Equipment
38%

Overview of the Definitive Agreement for ALW
•
Benefit from expanded product portfolios and application expertise
•
Improves channel and market access in both Europe and globally
•
Includes exclusive global supply agreement
•
Offers attractive near-term growth synergies and efficiency savings
•
Complements our 2020 growth strategy

Represents a strong strategic fit to expand and strengthen European operations and Harris Products Group

Overview of the Definitive Agreement for ALW
•
€115 million purchase price
•
Approximate
7x
EBITDA
multiple
•
Accretive to adjusted earnings per share (EPS)
–
Approximately $0.03 per quarter or $0.12 annually in the first year after acquisition
–
Approximately $0.06 per quarter or $0.24 annually in the second year of operation with initial synergies
•
Expect synergies to generate an incremental $30 million of EBITDA per year in the fourth year of operation
5
Disciplined M&A approach with opportunity to generate incremental value
Reflects
2016
Adjusted
EBITDA
1
1

Unparalleled New Welding and Cutting Organization

Combination creates an extraordinary team of talented industry experts
•
Only dedicated welding and cutting organization among the top-3 competitors
•
Establishes an unrivaled breadth and depth of commercial and technical application expertise in our industry worldwide
•
Extensive operational and process knowledge to drive operational excellence
•
Reinforces our mission of being the “employer of choice” in our industry by investing in growth and offering expanded career opportunities

Combines Premier Product Portfolios
Leverages two premier and complementary product portfolios to offer best-in-class solutions
•
Represents growth opportunity in high-margin products with strategic emphasis
–
ALW increases Lincoln Electric’s (LECO’s) portfolio in specialty alloy consumables with ALW’s top-tier alloy brands and technologies
–
ALW expands LECO’s Harris Products Group gas valve portfolio
–
LECO broadens ALW’s product portfolio in equipment solutions to better serve their customers

Expands and Strengthens Geographic Footprint

Combination of complementary geographic footprints
strengthens Lincoln Electric’s position in Europe and
its go-to-market effectiveness
Air Liquide Welding’s stronger presence
Lincoln Electric’s stronger presence
Both ALW and LECO are participants

Augments Customer Base and Expands Industry Exposure

Combination leverages the strengths of each business to better serve a larger customer base with higher-value solutions in more diverse industries
•
Enables LECO to better penetrate attractive end markets:
–
Chemical processing
–
Power generation
–
Infrastructure
•
LECO benefits from an expanded IP portfolio to generate
new and differentiated solutions
•
ALW customer base adds attractive channels to sell Harris
Product Group solutions
•
Includes exclusive global supply agreement
Automotive/
Transportation
General
Fabrication
Heavy
Industries
3
Energy & Process
Industries
2
Construction &
Infrastructure
4
33%
22%
18%
17%
10%
General
Fabrication
33%
20%
Energy & Process
Industries
2
20%
Heavy
Industries
3
18%
Automotive/
Transportation
9%
Construction &
Infrastructure
4
1
Reflects 2015 revenue end market mix
1
applications
Energy & Process Industries includes Pipe mill, Pipeline, Offshore, Power generation
2
Heavy Industries includes Heavy Fabrication, Shipbuilding and Maintenance & Repair
3
and Process industry applications
Construction & Infrastructure includes Structural applications
4
1
Combined
End-Market
Breakdown
Lincoln
Electric
End-Market
Breakdown

Complements 2020 Strategic Priorities
Proposed acquisition augments the 2020 strategy in four targeted areas by leveraging the complementary strengths of each business
Leverage Best Practices
in Manufacturing
Drive Greater
Efficiencies
Operational
Excellence
Arc Welding
Automation
Alloys and Aluminum
Spec Valves
Cutting
Leverage
Core
+
Adjacencies
Broadens European
Footprint
Strengthens Channel
Strategy
Reach
Enhances Canadian
Business
Chemical Processing
Power Generation
General Industrial
Infrastructure
Diverse
Sectors
Industrial Gas

Attractive Acquisition with Near-Term Opportunities
Proposed acquisition would be immediately accretive to adjusted earnings and cash flow with additional benefits over time as the businesses are integrated
•
Immediately accretive:
–
Approximately $0.03 Adjusted EPS contribution per quarter ($0.12 Adj. EPS per year) in the first year after acquisition
–
Approximately $0.06 Adjusted EPS contribution per quarter ($0.24 Adj. EPS per year) in the second year of operation with initial synergy benefits
•
Expected sources of near-term benefits:
–
Operational Efficiencies:
•
Leveraging manufacturing footprint across product areas
•
Improved scale in procurement and operations
•
Greater efficiencies in back office and SG&A processes
–
Growth Opportunities:
•
Enhanced solutions selling opportunities
•
Expanded channel synergies for a broad product portfolio
•
Additional synergy benefits expected over time once businesses are fully integrated
–
Expect synergies to generate $30 million in EBITDA, $0.35 to Adjusted EPS, annually starting in the fourth year of operation

Expected Next Steps

REGULATORY
REVIEW PHASE
March 2, 2017
Estimated H2-2017
CLOSING
DEFINITIVE
AGREEMENT
SIGNED
•
Closing subject to customary conditions including:
•
Absence of any law or order in effect which would materially impair the close of the transaction
•
Approval of the transaction by the application competition authorities
•
Foreign investment authorization from the French Ministry of Economy and Finance
•
Expected to close in the second half of 2017
WORKS COUNCIL
INFORMATION &
CONSULTATION
WORKS
COUNCIL
OPINIONS
ISSUED
MOU
SIGNED
April 27, 2017

Summary Slide
•
Brings two leading welding and cutting businesses together in Europe
•
A strategic fit with a complementary profile that offers growth opportunities across 3 distinct areas of our business:
–
Alloys (specialty consumables)
–
Equipment systems
–
Harris Products Group solutions
•
Transaction is immediately accretive with growth and efficiency opportunities that are expected to generate incremental value
–
Expect synergies to generate $30 million in EBITDA, $0.35 to Adjusted EPS, annually starting in the fourth year of operation
•
Attractive returns
–
15%+ internal rate of return (IRR)
–
10%+ cash ROIC in the first year of operation
13